UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05207

ALLIANCEBERNSTEIN INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: December 31, 2008

Date of reporting period: June 30, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Income Fund

June 30, 2008

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein® at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

August 20, 2008

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Income Fund (the “Fund”) for the semi-annual reporting period ended June 30, 2008. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol “ACG”.

Investment Objectives and Policies

This closed-end fund is designed to provide high current income consistent with the preservation of capital. The Fund normally invests at least 80% of its net assets in income-producing securities. The Fund normally invests at least 65% of its assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements pertaining to U.S. Government securities. The Fund may also invest up to 35% of its assets in other fixed-income securities, including those issued by non-governmental issuers in the U.S. and those issued by foreign governments. The Fund may invest up to 35% of its net assets in below-investment-grade securities. Additionally, the Fund may utilize other investment instruments, including options, swaps, forwards and futures, and may employ leverage. For more information regarding the Fund’s risks, please see “A Word About Risk” on page 4 and “Note G—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on page 47.

Investment Results

The table on page 6 provides performance data for the Fund and its benchmark, the Lehman Brothers (LB) U.S.

Aggregate Index, for the six- and 12-month periods ended June 30, 2008.

The Fund modestly underperformed its benchmark, which is not leveraged, for the six-month period ended June 30, 2008. Detracting from performance was the Fund’s exposure to non-benchmark sectors including emerging market, high-yield corporate and high-yield bank loan debt, which underperformed in the flight to quality. Contributing positively to performance was the Fund’s underweight in investment-grade corporates, which underperformed. The Fund’s use of leverage positively contributed to performance during this period.

For the 12-month period ended June 30, 2008, the Fund outperformed its benchmark. The Fund’s overweight in governments and emerging market local debt, which significantly outperformed early in the period, contributed positively to relative performance. Its underweight in investment-grade corporates, which underperformed, also helped. The Fund’s use of leverage also contributed positively to performance during this period.

Market Review and Investment Strategy

After a tumultuous first quarter marked by a wholesale and often indiscriminate flight from risk, global fixed-income markets made fitful progress toward regaining stability in the reporting period ended June 30, 2008. Non-government debt outperformed during the period as yield

ALLIANCEBERNSTEIN INCOME FUND •	1

spreads tightened, but it could not retrace all of the shortfall from the first quarter’s flight to quality. Also, the U.S. dollar stabilized against major currencies, halting a multi-year decline in value.

Since mid-2007, central banks have taken extraordinary steps to support the stability of the global financial system. Over just seven months, the U.S. Federal Reserve (the “Fed”) cut interest rates by 300 basis points and, in concert with its counterparts—including the European Central Bank (ECB), Swiss National Bank and Bank of Japan—introduced special liquidity facilities to ease funding pressures for financial institutions. In retrospect, the turning point may have come in March 2008, when the Fed orchestrated the takeover of the investment bank Bear Stearns. The Fed’s decisive action reassured investors that authorities would do their utmost to avert a financial-market meltdown.

There are some signs that a sense of normality is slowly returning to the credit markets. Issuance of investment-grade corporate debt rebounded strongly from the depressed levels of the previous two quarters, hitting successive record highs in April and May. However, as evidenced by the tumble in stock prices and renewed spread-widening seen in June, the road to recovery will likely be a bumpy one. Write-offs at banks and brokerages continue to mount, impacting earnings and contributing to rising uncertainty. Soaring oil prices are pressuring corporate earnings. Central banks are faced with the ugly specter of rising inflation and slowing economic growth.

For the six-month period ended June 30, 2008, government debt outperformed non-government debt, with U.S. Treasuries returning 2.23% and agencies returning 1.70%. Fully hedged government debt in developed nations outside of the U.S. returned -0.19% for the semi-annual period. Within the non-government sectors, mortgage-backed securities (MBS) returned 1.93% followed by corporates at -0.84%, commercial mortgage-backed securities (CMBS) at -2.40% and asset-backed securities (ABS) at -2.71%. The flight to quality also impacted the non-benchmark sectors, with the high-yield market returning -1.31%, emerging-market debt returning
-0.21% and high-yield bank loans returning -0.51%.

Quantitative analysis continues to suggest that some of the most attractive opportunities today are in investment-grade corporate debt, where spreads remain very wide compared with historical averages. The Fund modestly added to positions during the semi-annual period. Additionally, the Fund is maintaining an overweight in financials. The Fund has also been adding to positions in super-senior, AAA-rated U.S. CMBS, which are trading at extraordinarily cheap valuations that the management team (the “Team”) believes are out of line with fundamentals. The CMBS purchased in the Fund offer significant credit protection. After decisively outperforming other fixed-income sectors over the past few years, emerging-market debt on a risk-adjusted basis has

2	• ALLIANCEBERNSTEIN INCOME FUND

become unattractive to the Team. In fact, select emerging markets are trading at tighter historical spreads than some higher-rated sectors. The Team has thus reduced exposure to emerging-market debt.

The Team’s quantitative and fundamental research also led the Fund to keep its underweight position on the U.S. dollar versus a basket of currencies. The Team sees little support for the U.S. dollar in the near term. The significant interest-rate differential between the U.S. and other developed countries persists, and the U.S.’s current account deficit is still large. Among the Fund’s long currency positions were the Swedish krona, Norwegian krone, Canadian dollar and Singapore dollar. The Fund was also short the British pound and Japanese yen.

ALLIANCEBERNSTEIN INCOME FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on page 6 represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

AllianceBernstein Income Fund Shareholder Information

The Fund’s NYSE trading symbol is “ACG.” Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times, and each Saturday in Barron’s and in other newspapers in a table called “Closed-End Bond Funds.” For additional shareholder information regarding this Fund, please see page 55.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) U.S. Aggregate Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Index is not leveraged, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund participates in a credit facility for the purpose of utilizing investment leverage. The Fund may utilize additional leverage through other investment techniques or reverse repurchase agreements and dollar rolls.

Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase agreement transaction is less than the cost of otherwise obtaining the cash.

The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund.

The effect of leverage can realize shareholders higher returns than if the Fund were not leveraged, and the use of leverage techniques can add to the net asset value (NAV) of the Common Stock. However, the risks of such techniques are potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock, and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in the currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.

Part of the Fund’s assets will be invested in foreign securities. A significant portion of the Fund’s investments in foreign securities is in emerging markets. Since the Fund invests in foreign currency denominated securities, fluctuations may be magnified by changes in foreign exchange rates. The Fund also may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures swaps and options. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. The Fund may invest in high yield bonds or below-investment grade securities (“junk bonds”). High yield bonds involve a greater risk of default and price volatility than other bonds.

While the Fund invests principally in fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates or indices that they are designed to track. Other risk include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INCOME FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED JUNE 30, 2008	Returns
	6 Months	12 Months
AllianceBernstein Income Fund (NAV)*	1.01%	8.05%

Lehman Brothers U.S. Aggregate Index	1.13%	7.12%

The Fund’s Market Price per share on June 30, 2008, was $8.14. The Fund’s Net Asset Value Price per share on June 30, 2008, was $8.42. For additional Financial Highlights, please see page 51.

*  Includes the impact of proceeds received and credited to the Fund resulting from the class action settlements, which enhanced the Fund’s performance for the six-month period ended June 30, 2008, by 0.33%.

See Historical Performance and Benchmark disclosures on pages 4-5.

6	• ALLIANCEBERNSTEIN INCOME FUND

Historical Performance

PORTFOLIO SUMMARY

JUNE 30, 2008 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,043.1

*	All data are as of June 30, 2008. The Fund’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” represents less than 0.6% weightings in the following countries: Australia, Austria, Bermuda, Canada, Cayman Islands, Colombia, Costa Rica, Dominican Republic, Ecuador, El Salvador, Finland, France, Germany, Greece, Ireland, Japan, Kazakhstan, Malaysia, Netherlands, New Zealand, Nigeria, Panama, Philippines, Spain, Sweden, Switzerland and Uruguay.

ALLIANCEBERNSTEIN INCOME FUND •	7

Portfolio Summary

PORTFOLIO OF INVESTMENTS

June 30, 2008 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 71.2%
Argentina – 0.0%
Republic of Argentina
0.63%, 12/31/38(a)	ARS	1,285	$138,127
0.649%, 12/15/35(a)(b)		4,423	130,841
5.83%, 12/31/33(a)		1,677	583,640

			852,608

Brazil – 2.5%
Republic of Brazil
10.25%, 1/10/28(a)	BRL	15,463	8,174,719
12.50%, 1/05/16-1/05/22(a)		68,592	42,251,803

			50,426,522

Colombia – 0.5%
Republic of Colombia
9.85%, 6/28/27(a)	COP	3,498,000	1,426,621
12.00%, 10/22/15(a)		18,119,000	9,089,327

			10,515,948

Malaysia – 0.2%
Malaysian Government 3.833%, 9/28/11(a)	MYR	15,244	4,613,499

Mexico – 2.5%
Mexico
8.00%, 12/07/23(a)	MXN	18,624	1,614,178
9.00%, 12/22/11-12/20/12(a)		508,668	49,546,231

			51,160,409

Peru – 0.3%
Peru Bono Soberano
7.84%, 8/12/20(a)	PEN	3,260	1,163,286
8.20%, 8/12/26(a)		3,149	1,159,861
8.60%, 8/12/17(a)		7,450	2,794,926
9.91%, 5/05/15(a)		1,600	633,025
Peru Government Bond 6.90%, 8/12/37(a)		815	275,047

			6,026,145

South Africa – 1.0%
Republic of South Africa
10.00%, 2/28/09(a)	ZAR	15,000	1,883,136
13.00%, 8/31/09-8/31/11(a)		145,683	19,029,583

			20,912,719

Turkey – 2.2%
Turkey Government Bond
Zero coupon, 2/04/09-5/06/09(a)	TRY	51,237	37,458,353
16.00%, 3/07/12(a)		9,590	6,798,500

			44,256,853

8	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United Kingdom – 1.1%
United Kingdom Gilt Zero coupon, 12/07/20(a)	GBP	1,600	$1,682,249
4.00%, 3/07/09(a)		8,666	17,134,841
4.25%, 12/07/46-12/07/55(a)		753	1,448,333
4.75%, 3/07/20(a)		399	764,833
5.25%, 6/07/12(a)		75	149,531
6.00%, 12/07/28(a)		85	189,869

			21,369,656

United States – 60.9%
United States Treasury Bonds
5.375%, 2/15/31(c)	U.S.$	1,961	2,178,855
6.625%, 2/15/27(d)		73,570	92,215,434
11.25%, 2/15/15(d)		168,000	243,114,312
12.00%, 8/15/13(c)		82,000	82,916,104
12.50%, 8/15/14(c)		70,300	77,818,796
United States Treasury Notes
3.50%, 11/15/09(c)		154	156,406
4.00%, 6/15/09-2/15/15(c)(d)		145,179	147,960,138
4.125%, 8/15/08-5/15/15(c)(d)		23,074	23,763,878
4.25%, 11/15/13-8/15/14(c)		427	445,710
4.375%, 8/15/12(c)		700	733,305
4.50%, 2/15/16(c)		598	629,068
4.625%, 11/15/16(d)		15,966	16,840,394
4.75%, 5/15/14(d)		60,280	64,622,029
4.875%, 5/15/09-8/15/16(c)(d)		149,250	155,692,934
5.125%, 5/15/16(d)		3,000	3,270,936
United States Treasury Strips Zero Coupon, 5/15/17-11/15/21(c)(e) (Principal only)		545,350	331,880,505

			1,244,238,804

Total Governments-Treasuries (cost $1,390,393,141)			1,454,373,163

MORTGAGE PASS-THRUS – 24.6%
Agency Fixed Rate 30-year – 14.0%
Federal National Mortgage Association – 7.5%
Federal National Mortgage Association
5.50%, 1/01/37(c)		105,143	103,958,753
6.50%, 8/01/36-8/01/37(c)		47,426	48,882,702
7.50%, 11/01/29(c)		106	114,120
8.00%, 6/01/28(c)		85	92,142

			153,047,717

Federal Gold Loan Mortgage Corp. – 4.5%
Federal Gold Loan Mortgage Corp.
6.00%, 9/01/36(c)		71,710	72,537,855

ALLIANCEBERNSTEIN INCOME FUND •	9

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

7.00%, 2/01/37(c)	U.S.$	18,249	$19,152,378

			91,690,233

Government National Mortgage Association – 2.0%
Government National Mortgage Association
5.50%, 7/15/33(c)		41,122	41,084,612
6.50%, 2/15/29(c)		87	90,861

			41,175,473

			285,913,423

Agency Arms – 10.6%
Federal Home Loan Mortgage Corp. – 8.3%
Federal Home Loan Mortgage Corp.
5.766%, 1/01/37(b)(c)		43,019	43,846,209
5.815%, 2/01/37(b)(c)		21,643	22,096,332
5.826%, 3/01/37(b)(c)		23,187	23,698,718
5.984%, 2/01/37(b)(c)		26,029	26,634,971
6.029%, 3/01/37(b)(c)		15,275	15,632,874
6.11%, 8/01/36(b)(c)		37,297	38,145,660

			170,054,764

Federal National Mortgage Association – 2.3%
Federal National Mortgage Association
5.85%, 11/01/36(b)(c)		18,576	19,036,766
5.935%, 3/01/37(b)(c)		26,829	27,492,712

			46,529,478

			216,584,242

Total Mortgage Pass-Thrus (cost $499,444,410)			502,497,665

CORPORATES – 14.0%
Australia – 0.0%
National Australia Bank, Ltd. 5.50%, 5/20/15(a)	EUR	50	75,515

Austria – 0.1%
Telekom Finanzmanagement 5.00%, 7/22/13(a)		1,112	1,654,846

Bermuda – 0.4%
Intelsat Bermuda, Ltd. 11.25%, 6/15/16(a)	U.S.$	3,300	3,341,250
Noble Group, Ltd.
6.625%, 3/17/15(a)(f)		560	492,800
8.50%, 5/30/13(a)(f)		3,093	3,046,605
Weatherford International, Ltd. 6.00%, 3/15/18(a)		730	720,455

			7,601,110

10	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Brazil – 0.0%
Banco BMG S.A. 9.15%, 1/15/16(a)(f)	U.S.$	400	$406,000

Canada – 0.2%
Canadian Pacific Railway Co. 6.50%, 5/15/18(a)		15	14,861
DaimlerChrysler NA Holding 5.75%, 8/10/11(a)	GBP	60	115,559
Fairfax Financial Holdings, Ltd. 8.30%, 4/15/26(a)	U.S.$	5,000	4,525,000

			4,655,420

Cayman Islands – 0.4%
C&M Finance, Ltd. 8.10%, 2/01/16(a)(f)		1,690	1,711,125
Chaoda Modern Agriculture, Ltd. 7.75%, 2/08/10(a)(f)		505	508,676
Mizuho Capital Investment EUR 1, Ltd. 5.02%, 6/30/11(a)	EUR	100	136,316
Santander Central Hispano Issue, Ltd.
6.80%, 11/29/10(a)	GBP	83	163,249
7.25%, 12/7/11(a)(b)		70	136,645
STB Finance Cayman 5.834%, 10/20/11(a)(b)		100	178,150
Usiminas Commercial, Ltd. 7.25%, 1/18/18(a)(f)	U.S.$	4,263	4,369,575
Vale Overseas, Ltd. 6.875%, 11/21/36(a)		673	625,039

			7,828,775

Colombia – 0.0%
Bogota Distrito Cap 9.75%, 7/26/28(a)(f)	COP	438,000	164,339

Finland – 0.0%
Nordea Bank Finland Plc 6.25%, 7/18/14(a)	GBP	100	182,391

France – 0.0%
Credit Agricole SA 7.589%, 1/30/20(a)		50	94,563
Dexia Municipal Agency 4.875%, 12/30/08(a)		15	29,618
Lafarge SA 6.875%, 11/06/12(a)		50	94,890
Legrand S.A. 8.50%, 2/15/25(a)	U.S.$	10	11,244
Reseau Ferre de France 5.50%, 12/01/21(a)	GBP	70	136,782

			367,097

ALLIANCEBERNSTEIN INCOME FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Germany – 0.0%
Cognis GmbH 9.50%, 5/15/14(a)(f)	EUR	30	$40,208
Deutsche Bank AG 4.875%, 5/20/13(a)	U.S.$	100	98,371
Heckler & Koch GmbH 9.25%, 7/15/11(a)(f)	EUR	5	7,793
JSC Severstal 9.25%, 4/19/14(a)(f)	U.S.$	230	239,775

			386,147

Greece – 0.0%
Antenna TV S.A. 7.25%, 2/15/15(a)(f)	EUR	10	12,596
Yioula Glassworks S.A. 9.00%, 12/01/15(a)(f)		253	334,602

			347,198

Ireland – 0.3%
Alpha Bond Issuance PLC for OJC 8.625%, 12/09/15(a)	U.S.$	300	291,405
General Electric Capital Corp. 5.375%, 12/18/40(a)	GBP	41	72,723
Red Arrow International Leasing PLC 8.375%, 6/30/12(a)	RUB	13,986	603,476
VIP Finance Ireland, Ltd. 8.375%, 4/30/13(a)(f)	U.S.$	3,985	3,928,521

			4,896,125

Japan – 0.0%
Resona Bank, Ltd.
4.125%, 9/27/12(a)(b)(f)	EUR	67	87,117
5.986%, 8/10/11(a)(b)	GBP	50	89,565

			176,682

Kazakhstan – 0.3%
ATF Bank 9.00%, 5/11/16(a)(f)	U.S.$	5,223	5,209,942

Luxembourg – 1.3%
Europaische Hypothekenbank SA 5.00%, 12/15/08(a)	GBP	20	39,474
Evraz Group SA
8.25%, 11/10/15(a)(f)	U.S.$	489	478,609
8.875%, 4/24/13(a)(f)		3,697	3,701,436
Gallery Capital 10.125%, 5/15/13(a)(f)		315	254,536
Gaz Capital
5.03%, 2/25/14(a)(f)	EUR	60	82,068
6.212%, 11/22/16(a)(f)	U.S.$	854	797,892
6.51%, 3/07/22(a)(f)		3,335	2,993,163

12	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Gaz Capital for Gazprom
6.212%, 11/22/16(a)(f)	U.S.$	550	$510,320
6.51%, 3/07/22(a)(f)		1,893	1,668,149
Gazstream S.A. (Gazprom) 5.625%, 7/22/13(a)(f)		167	166,213
Olivetti Finance NV 7.75%, 1/24/33(a)	EUR	20	31,576
RSHB Capital SA 7.125%, 1/14/14(a)(f)	U.S.$	12,351	12,180,556
Russian Standard Finance SA 7.50%, 10/07/10(a)(f)		386	362,840
TYCO International Group, SA 6.00%, 11/15/13(a)		140	135,088
VTB Capital SA
6.609%, 10/31/12(a)(f)		700	679,840
6.875%, 5/29/18(a)(f)		2,716	2,648,100

			26,729,860

Netherlands – 0.5%
Aegon NV 6.125%, 12/15/31(a)	GBP	26	48,360
CenterCredit International BV 8.625%, 6/16/16(a)(f)	U.S.$	2,297	2,116,111
Generali Finance BV 6.214%, 6/16/16(a)(b)	GBP	100	176,360
Kazkommerts International BV 8.50%, 4/16/13(a)(f)	U.S.$	325	292,370
KazMunaiGaz Finance Sub BV 8.375%, 7/02/13(a)(f)		7,500	7,475,625
Neder Waterschapsbank 5.625%, 11/17/15(a)	GBP	30	59,478
Siemens Financieringsmat 6.125%, 9/14/66(a)(b)		162	287,714

			10,456,018

New Zealand – 0.0%
TCNZ Finance, Ltd. 6.125%, 12/12/08(a)		60	119,323

Panama – 0.0%
MMG Fiduciary (AES EL Salvador) 6.75%, 2/01/16(a)(f)	U.S.$	350	329,347

South Africa – 0.0%
Foodcorp, Ltd. 8.875%, 6/15/12(a)(f)	EUR	194	201,593
Peermont Global, Ltd. 7.75%, 4/30/14(a)(f)		50	62,584

			264,177

ALLIANCEBERNSTEIN INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sweden – 0.0%
Skandinaviska Enskilda Banken AB 7.092%, 12/21/17(a)	EUR	125	$184,144
Stena AB 6.125%, 2/01/17(a)(f)		50	60,616

			244,760

Switzerland – 0.0%
UBS AG 7.152%, 12/21/17(a)		50	68,749

United Kingdom – 1.1%
Alliance & Leicester PLC 6.222%, 5/24/19(a)	GBP	70	88,453
AMP Group Finance Services 7.125%, 8/06/19(a)(b)		50	98,776
AMP UK Finance Services 6.375%, 11/17/10(a)		110	218,291
Anglo Irish Capital LP 6.949%, 6/01/17(a)		50	68,510
Aviva PLC 5.902%, 7/27/27(a)(b)		88	141,236
Bank of Scotland Capital Funding 8.117%, 5/31/10(a)(f)		90	174,767
Barclays Bank PLC
4.875%, 12/15/14(a)	EUR	150	180,035
8.55%, 6/15/11(a)(b)(f)	U.S.$	638	620,061
BP Capital Markets Plc 5.75%, 11/08/10(a)	GBP	50	98,649
British Sky Broadcasting PLC 7.75%, 7/09/09(a)		58	116,253
BSKYB Finance UK PLC 5.75%, 10/20/17(a)(f)		50	86,429
BSKYB Finance United Kingdom PLC 5.625%, 10/15/15(a)(f)	U.S.$	350	338,748
Centrica PLC 5.50%, 10/24/16(a)	GBP	100	181,913
FirstGroup PLC 6.875%, 4/15/13(a)		20	38,002
Friends Provident PLC 6.292%, 7/01/15(a)(b)		50	73,270
HBOS Plc 4.875%, 3/13/14(a)	EUR	96	119,075
HSBC Holdings PLC 6.50%, 9/15/37(a)	U.S.$	100	91,158
Imperial Tobacco Finance PLC 6.875%, 6/13/12(a)	GBP	104	200,449
Inmarsat Finance PLC Zero coupon, 11/15/12(a)(g)	U.S.$	6,475	6,539,750

14	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

LCR Finance Plc 4.50%, 12/07/28(a)(f)	GBP	200	$361,396
Legal & General Finance PLC 5.875%, 4/05/33(a)		26	47,386
Lehman Brothers Holdings, Inc. 6.00%, 1/25/13(a)		100	175,087
Lloyds TSB Capital
7.834%, 2/07/15(a)(b)		110	212,795
10.625%, 10/21/08(a)		134	270,247
Marks & Spencer PLC 5.625%, 3/24/14(a)		139	247,824
MM02 PLC 7.625%, 1/25/12(a)		89	181,515
Network Rail Infrastructure Finance PLC
4.375%, 12/09/30(a)		395	692,866
4.75%, 11/29/35(a)		430	821,956
4.875%, 11/27/15(a)		200	381,491
Northern Rock PLC 7.053%, 9/21/27(a)(b)		60	65,731
Prudential PLC 6.125%, 12/19/31(a)		27	47,783
Resolution PLC 6.586%, 4/25/16(a)(b)		50	63,466
Rexam PLC 7.125%, 3/27/09(a)		58	114,969
Royal & Sun Alliance Insurance 8.50%, 12/08/14(a)(b)		55	111,305
Royal Bank of Scotland Group PLC
7.092%, 9/29/17(a)	EUR	50	67,796
7.387%, 12/31/10(a)	GBP	117	224,230
7.648%, 9/30/31(a)(b)	U.S.$	1,629	1,584,831
South Wales Electricity 9.25%, 11/09/20(a)	GBP	19	44,629
Standard Chartered Bank 7.75%, 4/03/18(a)		50	102,999
Vedanta Resources Plc 8.75%, 1/15/14(a)(f)	U.S.$	7,226	7,153,740
Western Power Distribution LLC 5.875%, 3/25/27(a)	GBP	30	54,459
Yorkshire Power Finance 7.25%, 8/04/28(a)		86	176,215
Zurich Finance PLC 6.625%, 10/02/22(a)(b)		82	143,961

			22,822,502

United States – 9.4%
ALB Finance BV 9.25%, 9/25/13(a)(f)	U.S.$	276	233,910

ALLIANCEBERNSTEIN INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Alcoa, Inc. 5.55%, 2/01/17(a)	U.S.$	7,883	$7,381,239
Allstate Life Global Funding Trusts 5.375%, 4/30/13(a)		75	74,706
American General Finance Corp. 5.625%, 3/29/10(a)	GBP	50	94,493
American International Group, Inc. 4.25%, 5/15/13(a)	U.S.$	4,480	4,113,764
Associated Materials, Inc. Zero coupon, 3/01/14(a)(g)		13,045	8,609,700
AT&T Corp. Senior Note 8.00%, 11/15/31(a)		1,000	1,148,003
AT&T, Inc. 5.60%, 5/15/18(a)		75	73,176
Bank of America Corp. 5.25%, 11/09/16(a)	GBP	50	88,104
Baxter International, Inc. 5.375%, 6/01/18(a)	U.S.$	65	64,234
Berry Plastics Holding Corp. 10.25%, 3/01/16(a)		150	112,500
Broder Brothers Co. 11.25%, 10/15/10(a)		1,100	745,250
Burlington Coat Factory Warehouse Corp. 11.125%, 4/15/14(a)		1,600	1,296,000
Cadbury Schweppes Finance 5.125%, 10/01/13(a)(f)		1,000	957,015
Capital One Financial Corp. 6.75%, 9/15/17(a)		1,830	1,813,213
CCH I Holdings, LLC
11.00%, 10/01/15(a)		4,009	2,971,671
11.75%, 5/15/14(a)		11,000	6,710,000
Centennial Communications Corp. 10.00%, 1/01/13(a)		1,700	1,725,500
Central European Distribution Corp. 8.00%, 7/25/12(a)(f)	EUR	62	95,446
CIT Group, Inc.
5.125%, 9/30/14(a)	U.S.$	2,540	1,819,272
7.625%, 11/30/12(a)		10,435	8,673,342
Citigroup, Inc.
5.50%, 11/18/15(a)	GBP	85	150,848
5.875%, 7/01/24(a)		32	53,116
Clear Channel Communications, Inc. 5.75%, 1/15/13(a)	U.S.$	220	148,225
Digicel, Ltd. 9.25%, 9/01/12(a)(f)		465	478,369
Dole Food Co., Inc. 8.875%, 3/15/11(a)		1,150	1,023,500
Dynegy Holdings, Inc. 8.375%, 5/01/16(a)		46	44,620

16	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EchoStar DBS Corp. 7.125%, 2/01/16(a)	U.S.$	45	$41,513
Edison Mission Energy 7.00%, 5/15/17(a)		30	28,050
Electronic Data Systems Corp. 6.50%, 8/01/13(a)		600	616,240
Embarq Corp. 7.082%, 6/01/16(a)		1,277	1,212,836
Ford Motor Credit Co. 7.00%, 10/01/13(a)		2,350	1,730,566
Freeport-McMoran Copper & Gold, Inc. 8.375%, 4/01/17(a)		7,500	7,912,500
Freescale Semiconductor, Inc. 10.125%, 12/15/16(a)		300	228,750
General Electric Capital Corp.
5.625%, 5/01/18(a)		4,750	4,593,511
6.44%, 11/15/22(a)	GBP	238	465,165
General Motors Acceptance Corp.
6.75%, 12/01/14(a)	U.S.$	10,000	6,604,450
6.875%, 9/15/11(a)		3,960	2,845,545
8.00%, 11/01/31(a)		4,000	2,602,312
Genworth Financial, Inc. 6.515%, 5/22/18(a)		45	42,124
Georgia Gulf Corp. 10.75%, 10/15/16(a)		250	150,000
GlaxoSmithKline Capital, Inc. 4.375%, 4/15/14(a)		100	97,086
Goldman Sachs Group, Inc.
5.50%, 10/12/21(a)	GBP	50	79,652
6.125%, 2/14/17(a)		45	82,142
GTL Trade Finance, Inc. 7.25%, 10/20/17(a)(f)	U.S.$	2,536	2,547,843
Harrah’s Operating Co., Inc.
5.625%, 6/01/15(a)		19	10,213
5.75%, 10/01/17(a)		20	10,500
6.50%, 6/01/16(a)		11	5,995
Hertz Corp. Class A 10.50%, 1/01/16(a)		5,000	4,550,000
HSBC Finance Corp. 7.00%, 3/27/12(a)	GBP	30	59,134
Iirsa Norte Finance, Ltd. 8.75%, 5/30/24(a)(f)	U.S.$	350	388,698
ION Media Networks, Inc. 8.963%, 1/15/13(a)(b)(f)		6,400	4,128,000
JPMorgan Chase & Co. 7.00%, 6/28/17(a)(f)	RUB	46,000	1,506,971
JPMorgan Chase Capital XXV 6.80%, 10/01/37(a)	U.S.$	5,100	4,577,683

ALLIANCEBERNSTEIN INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Kraft Foods, Inc. 6.125%, 8/23/18(a)	U.S.$	75	$72,632
Lehman Brothers Holdings, Inc. 6.875%, 5/02/18(a)		3,605	3,490,019
Limited Brands, Inc. 6.90%, 7/15/17(a)		5,593	5,082,096
M&T Bank Corp. 6.625%, 12/04/17(a)		506	488,550
Majapahit Holding BV 7.875%, 6/29/37(a)(f)		188	159,800
McKesson Corp. 5.25%, 3/01/13(a)		40	39,365
Mellon Capital III 6.369%, 9/05/66(a)(b)	GBP	250	422,546
Merrill Lynch & Co., Inc.
5.125%, 9/24/10(a)		65	120,769
5.70%, 5/02/17(a)	U.S.$	13,500	11,885,913
6.05%, 5/16/16(a)		2,678	2,470,450
Morgan Stanley 5.125%, 11/30/15(a)	GBP	100	168,083
Nextel Communications, Inc. Series E 6.875%, 10/31/13(a)	U.S.$	3,830	3,236,350
Nisource Finance Corp. 6.80%, 1/15/19(a)		15	14,710
NRG Energy, Inc.
7.25%, 2/01/14(a)		45	42,975
7.375%, 2/01/16(a)		15	14,119
PPG Industries, Inc. 6.65%, 3/15/18(a)		75	76,439
Qantas Airways, Ltd. 6.05%, 4/15/16(a)(f)		5,000	4,532,540
Quality Distribution LLC 9.00%, 11/15/10(a)		1,875	1,265,625
Qwest Corp. 7.625%, 6/15/15(a)		700	673,750
Rainbow National Services LLC 10.375%, 9/01/14(a)(f)		1,750	1,859,375
RBS Global & Rexnord Corp. 11.75%, 8/01/16(a)		2,150	2,058,625
RH Donnelley Corp. 6.875%, 1/15/13(a)		9	5,355
Select Medical Corp.
7.625%, 2/01/15(a)		250	219,375
8.449%, 9/15/15(a)		5,000	4,425,000
Sirius Satellite Radio, Inc. 9.625%, 8/01/13(a)		1,650	1,336,500
Six Flags Operations, Inc. 12.25%, 7/15/16(a)(f)		424	390,955

18	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Six Flags, Inc. 9.625%, 6/01/14(a)	U.S.$	1,023	$567,765
SLM Corp.
5.05%, 11/14/14(a)		3,610	3,065,937
5.375%, 5/15/14(a)		11,385	10,002,087
Southern Peru Copper Corp. 7.50%, 7/27/35(a)		370	362,302
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15(a)		1,213	1,199,131
Terrestar Networks, Inc. 15.00%, 2/15/14(a)(f)		2,595	2,361,799
The Bear Stearns Cos., Inc.
4.625%, 1/26/11(a)	GBP	80	146,519
5.125%, 1/20/10(a)		110	210,902
5.55%, 1/22/17(a)	U.S.$	14,000	12,939,164
TNK-BP Finance 7.50%, 7/18/16(a)(f)		766	724,789
UBS Preferred Funding Trust I 8.622%, 10/01/10(a)(b)		3,760	3,778,198
Union Carbide Corp. 7.75%, 10/01/96(a)		1,785	1,621,517
United States Steel Corp. 6.05%, 6/01/17(a)(c)		965	901,267
US Bank NA 6.30%, 2/04/14(a)		2,695	2,842,627
Wachovia Bank NA 4.875%, 2/01/15(a)		3,841	3,486,821
Wachovia Corp. 5.50%, 5/01/13(a)		100	95,710
Weatherford International, Ltd. 5.15%, 3/15/13(a)		1,595	1,585,709
Wells Fargo & Co. 4.75%, 11/30/10(a)	GBP	50	94,517
West Corp. 11.00%, 10/15/16(a)	U.S.$	150	126,750
William Lyon Homes, Inc. 10.75%, 4/01/13(a)		2,000	1,080,000
Windstream Corp. 8.625%, 8/01/16(a)		43	42,893
Wyeth 5.50%, 2/01/14(a)		100	100,808
Wyndham Worldwide Corp. 6.00%, 12/01/16(a)		60	52,984
XM Satellite Radio, Inc. 9.75%, 5/01/14(a)		1,650	1,575,750

			191,334,557

Total Corporates (cost $314,301,272)			286,320,880

ALLIANCEBERNSTEIN INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

AGENCIES – 12.9%
Agency Debentures – 12.9%
Federal Home Loan Mortgage Corp.
5.00%, 4/18/17(c)	U.S.$	48,000	$48,892,944
5.50%, 8/23/17(c)		48,000	50,761,152
Federal National Mortgage Association 5.375%, 6/12/17(c)		76,000	79,447,132
Resolution Funding Corp. Zero coupon, 10/15/20(h)		150,000	83,674,950

Total Agencies (cost $247,749,249)			262,776,178

COMMERCIAL MORTGAGE BACKED SECURITIES – 6.5%
Non-agency Fixed Rate Cmbs – 6.5%
Banc of America Commercial Mortgage, Inc. Series 2007-5 Class A4 5.492%, 2/10/51(a)		3,919	3,639,313
Bear Stearns Commercial Mortgage Securities Series 2006-T24 Class A4 5.537%, 10/12/41(a)		9,100	8,689,612
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2007-CD4 Class A2B 5.205%, 12/11/49(a)		150	145,924
Commercial Mortgage Pass Through Certificates Series 2007-C9 Class A4 6.01%, 12/10/49(a)		5,030	4,814,023
Credit Suisse Mortgage Capital Certificates Series 2006-C5 Class A3 5.311%, 12/15/39(a)		13,000	12,208,616
Series 2006-C4 Class A3 5.467%, 9/15/39(a)		9,000	8,555,115
Series 2006-C4 Class AM 5.509%, 9/15/39(a)		13,000	11,744,070
Series 2006-C3 Class A3 6.021%, 6/15/38(a)		100	98,085
Greenwich Capital Commercial Funding Corp. Series 2007-GG9 Class A2 5.381%, 3/10/39(a)		5,759	5,632,481
JP Morgan Chase Commercial Mortgage Securities
Series 2006-CB17 Class A4 5.429%, 12/12/43(a)		21,106	19,991,662

20	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-CB18 Class A4 5.44%, 6/12/47(a)	U.S.$	155	$144,165
Series 2007-C1 Class A4 5.716%, 2/15/51(a)		5,224	4,902,217
Series 2006-CB15 Class A4 5.814%, 6/12/43(a)		15,890	15,501,321
Series 2006-CB15 Class AM 5.855%, 6/12/43(a)		1,651	1,548,985
LB-UBS Commercial Mortgage Trust Series 2007-C7 Class A3 5.866%, 9/15/45(a)		8,100	7,727,381
Merrill Lynch Mortgage Trust Series 2008-C1 Class A4 5.69%, 2/12/51(a)		6,000	5,615,040
Merrill Lynch/Countrywide Commercial Mortgage Series 2006-4 Class AM 5.204%, 12/12/49(a)		10,000	8,929,063
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-9 Class A4 5.70%, 9/12/49(a)		5,220	4,921,468
Morgan Stanley Capital I Series 2005-HQ6 Class A4A 4.989%, 8/13/42(a)		7,800	7,383,966
Wachovia Bank Commercial Mortgage Trust Series 2006-C27 Class A3 5.765%, 7/15/45(a)		100	96,997

			132,289,504

Non-Agency Floating Rate Cmbs – 0.0%
Canary Wharf Finance Plc Series II Class C2 6.434%, 10/22/37(a)(b)(f)	GBP	75	121,005
Eclipse Plc 6.338%, 1/25/20(a)(b)(f)		59	98,209
Opera Financial Series CSC3 Class B 6.178%, 4/25/17(a)(b)(f)		100	160,983

			380,197

Total Commercial Mortgage Backed Securities (cost $135,641,614)			132,669,701

ALLIANCEBERNSTEIN INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS-SOVEREIGNS – 6.2%
Argentina – 0.9%
Republic of Argentina
3.092%, 8/03/12(a)(b)	U.S.$	8,451	$7,113,705
7.00%, 3/28/11-10/03/15(a)		3,904	2,711,804
7.82%, 12/31/33(a)	EUR	7,456	7,512,783
8.28%, 12/31/33(a)	U.S.$	2,104	1,604,226
10.50%, 6/12/12(a)	ARS	447	101,135

			19,043,653

Brazil – 0.9%
Republic of Brazil
7.125%, 1/20/37(a)	U.S.$	8,649	9,567,956
8.25%, 1/20/34(a)		4,331	5,327,130
8.875%, 10/14/19(a)		3,070	3,843,640

			18,738,726

Colombia – 0.1%
Republic of Colombia
7.375%, 1/27/17-9/18/37(a)		1,381	1,491,940
10.75%, 1/15/13(a)		314	378,370
11.75%, 2/25/20(a)		332	481,400

			2,351,710

Costa Rica – 0.0%
Republic of Costa Rica
8.05%, 1/31/13(a)(f)		220	240,075
8.11%, 2/01/12(a)(f)		202	217,655

			457,730

Dominican Republic – 0.1%
Dominican Peso Structured Notes Zero Coupon, 11/04/08(f)	DOP	19,554	548,328
Zero Coupon, 7/23/09		28,958	717,135

			1,265,463

Ecuador – 0.4%
Republic of Ecuador
9.375%, 12/15/15(a)(f)	U.S.$	1,099	1,137,465
10.00%, 8/15/30(a)(f)		7,249	7,067,775

			8,205,240

El Salvador – 0.1%
Republic of El Salvador
7.625%, 9/21/34(a)(f)		527	558,620
7.65%, 6/15/35(a)(f)		451	466,785

			1,025,405

Indonesia – 1.2%
Indonesian Rupiah Structured Notes
11.00%, 10/15/14-11/18/20(f)	IDR	5,789,353	560,135

22	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

12.90%, 6/17/22(f)	IDR	2,102,200	$218,063
14.25%, 6/19/13(f)		80,000,000	9,005,615
Republic of Indonesia
6.625%, 2/17/37(a)(f)	U.S.$	720	601,200
6.75%, 3/10/14(a)(f)		565	565,706
6.875%, 3/09/17-1/17/18(a)(f)		8,280	7,848,146
7.25%, 4/20/15(a)(f)		362	367,430
7.75%, 1/17/38(a)(f)		5,073	4,806,668
8.50%, 10/12/35(a)(f)		801	841,050

			24,814,013

Panama – 0.3%
Republic of Panama
6.70%, 1/26/36(a)		654	663,810
7.125%, 1/29/26(a)		1,133	1,217,975
7.25%, 3/15/15(a)		372	399,900
8.875%, 9/30/27(a)		777	975,135
9.375%, 4/01/29(a)		2,284	2,984,046

			6,240,866

Peru – 0.5%
Republic of Peru
7.35%, 7/21/25(a)		946	1,054,790
8.375%, 5/03/16(a)		5,140	5,957,260
8.75%, 11/21/33(a)		2,819	3,622,415

			10,634,465

Philippines – 0.3%
Republic of Philippines
8.25%, 1/15/14(a)		1,405	1,501,594
8.875%, 3/17/15(a)		2,203	2,459,099
9.00%, 2/15/13(a)		266	291,602
9.50%, 10/21/24-2/02/30(a)		516	626,580
9.875%, 1/15/19(a)		1,087	1,320,705

			6,199,580

Turkey – 0.2%
Republic of Turkey
7.375%, 2/05/25(a)		3,562	3,285,945
8.00%, 2/14/34(a)		150	143,250
9.50%, 1/15/14(a)		740	810,300

			4,239,495

Uruguay – 0.3%
Republic of Uruguay
7.625%, 3/21/36(a)		185	189,440
7.875%, 1/15/33(a)		884	923,541
8.00%, 11/18/22(a)		4,184	4,476,970

			5,589,951

ALLIANCEBERNSTEIN INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Venezuela – 0.9%
Republic of Venezuela
3.908%, 4/20/11(a)(b)(f)	U.S.$	420	$378,000
5.75%, 2/26/16(a)		4,034	3,146,520
6.00%, 12/09/20(a)		2,255	1,589,422
7.00%, 12/01/18(a)(f)		3,615	2,887,481
7.00%, 3/31/38(a)		377	268,613
7.65%, 4/21/25(a)		5,573	4,402,670
8.50%, 10/08/14(a)		3,490	3,298,050
9.25%, 9/15/27(a)		574	538,699
9.375%, 1/13/34(a)		1,694	1,537,305
13.625%, 8/15/18(a)		458	565,630

			18,612,390

Total Emerging Markets-Sovereigns (cost $128,487,088)			127,418,687

BANK LOANS – 4.6%
Allison Transmission, Inc. 5.23%-5.47%, 8/27/14(b)		496	440,794
Alltel Corp. 5.232%, 5/16/15(b)		1,241	1,233,975
Aramark Corp. 8.129%, 1/26/14(b)	GBP	988	1,809,595
Ashmore Energy International
5.80%, 3/30/14(b)	U.S.$	803	724,578
5.801%, 3/30/12(b)		179	161,902
Asurion Corp. 5.784%, 7/02/14(b)		1,000	926,560
Best Brands Corp. 12.198%, 12/18/12(b)		627	536,218
Blockbuster, Inc. 6.77%-7.04%, 8/20/11(b)		688	648,160
Cablevision Systems Corp. 4.225%, 2/24/13(b)		1,495	1,419,158
Carestream Health, Inc. 7.899%-8.149%, 10/30/13(b)		1,000	715,000
Celanese Holdings, LLC 4.188%, 4/02/14(b)		1,000	946,670
Cequel Communications, LLC
7.373%, 4/30/14(b)		1,250	1,106,250
5.00%-8.873%, 5/04/15(b)		2,456	2,176,588
Charter Communications Operations 4.90%, 2/14/14(b)		1,493	1,309,490
Chrysler Financial 6.78%, 8/03/12(b)		994	817,516
Community Health Systems, Inc. 0.00%, 7/01/14*		58	54,603
Term Loan B 4.733%-4.890%, 7/01/14(b)		1,134	1,067,295

24	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Crescent Resources, LLC 5.981%, 11/01/12(b)	U.S.$	1,000	$751,250
Dalbo, Inc. 6.198%, 10/31/14(b)		741	719,155
Dealer Computer Services, Inc.
8.301%, 10/23/13(b)		500	478,750
4.801%, 10/26/12(b)		666	631,504
Delphi Corp.
7.75%, 12/31/08(b)		1,543	1,468,041
8.50%, 12/31/08(b)		157	156,785
Dresser, Inc. 4.983%-5.213%, 10/31/13(b)		1,705	1,636,417
First Data Corp. 5.231%-5.552%, 9/24/14-9/30/17(b)		1,986	1,825,882
Firstlight Power Resources
5.25%, 11/01/13(b)		109	103,208
7.313%, 4/15/13(b)		2,891	2,550,947
Flakeboard Co., Ltd. 6.446%, 7/28/12(b)		1,809	1,537,377
Ford Motor Co. 5.48%, 11/29/13(b)		1,484	1,196,083
Freescale Semiconductor, Inc. 4.209%, 12/02/13(b)		1,489	1,346,498
GBGH LLC 11.50%, 8/07/13(b)		647	627,299
Generac Power Systems, Inc. 5.18%, 10/31/13(b)		449	371,722
Georgia Pacific Corp. 4.446%-4.551%, 12/20/12(b)		1,492	1,405,021
Golden Gate National Senior Care Holdings, LLC 5.233%, 7/24/11(b)		1,129	1,066,922
Graham Packaging Co., LP 4.875%-5.063%, 10/07/11(b)		995	952,258
Graphic Packaging International, Inc. 5.466%-5.884%, 5/16/14(b)		1,990	1,918,858
Grosvenor Capital Management 4.456%-4.676%, 11/29/13(b)		948	910,493
Hanesbrands, Inc. 4.551%-4.657%, 9/05/13(b)		1,000	967,380
Harlan Sprague Dawley, Inc. 4.98%-6.75%, 7/31/14(b)		910	848,363
Harrah’s Entertainment, Inc. 5.801%-5.920%, 1/28/15(b)		1,496	1,370,086
HCA, Inc. 5.051%, 11/07/13(b)		1,736	1,628,841
Health Management Associates 4.551%, 2/28/14(b)		970	900,883

ALLIANCEBERNSTEIN INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hexion Specialty
4.938%, 5/04/13(b)	U.S.$	822	$745,398
5.063%, 5/04/13(b)		178	161,510
HIT Entertainment, Inc 4.79%, 3/20/12(b)		732	657,000
Huntsman International 4.233%, 3/31/14(b)		939	873,077
Idearc, Inc. 4.49%-4.80%, 11/17/14(b)		1,485	1,186,084
Infrastrux Group, Inc. 6.881%, 11/03/12(b)		1,705	1,560,398
IPC Systems, Inc.
7.946%, 5/10/15(b)		2,000	1,368,000
5.051%, 5/11/14(b)		1,980	1,524,600
Landsource Communities 6.75%, 2/26/14(b)		1,305	953,297
Level 3 Communications, Inc. 4.727%-4.960%, 12/01/11(b)		3,000	2,744,070
London Arena & Waterfront Finance LLC 5.286%, 1/31/12(b)		1,699	1,622,243
LPL Holdings 4.483%-4.801%, 6/14/12(b)		1,744	1,648,218
Lyondell Chemical Co. 7.00%, 5/31/15(b)		1,397	1,215,737
Manor Care, Inc. 4.983%, 11/30/14(b)		988	913,768
Marvell Technology Group, Ltd. 4.983%, 11/06/09(b)		1,464	1,405,200
Mattress Holding Corp. 5.15%, 2/21/14(b)		495	352,694
Metro Goldwyn Mayer Studio’s, Inc. 6.051%, 4/08/12(b)		2,444	1,979,438
Mylan Laboratories, Inc. 5.75%, 10/02/14(b)		597	588,791
Natural Products Group 4.899%-5.149%, 3/05/14(b)		957	664,347
NCO Financial Systems, Inc 6.89%-7.06%, 11/13/13(b)		1,456	1,394,126
Newpage Corp. 6.563%, 12/14/14(b)		498	493,396
North Las Vegas
6.483%, 4/20/11(b)		61	45,740
10.733%, 4/20/12(b)		2,100	525,000
Northeast Biofuels, LLC
5.96%, 6/20/13(b)		683	539,512
5.946%, 6/30/13(b)		268	211,951
Penn National Gaming Term B 4.20%-4.66%, 10/03/12(b)		647	626,394

26	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

PetCo Animal Supplies, Inc. 4.733%-5.149%, 10/02/08(b)	U.S.$	985	$905,501
Riverside Energy Center 7.149%, 6/24/11(b)		1,504	1,503,936
Rocky Mountain Energy Center, LLC
7.049%, 6/24/11(b)		815	814,507
7.149%, 6/24/11(b)		127	127,438
Sabre, Inc. 4.483%-4.899%, 9/30/14(b)		972	794,861
Sequa Corp. 5.92%-6.06%, 12/31/14(b)		497	473,308
Six Flags Theme Parks, Inc. 4.60%-5.33%, 4/30/15(b)		993	872,159
Sorenson Communications, Inc. 5.301%, 4/06/14(b)		1,100	1,046,774
Sungard Data System, Inc. 4.508%, 2/11/13(b)		997	941,746
Talecris Biotherapeutics Holdings Corp.
6.18%, 12/06/13(b)		2,067	1,901,299
9.18%, 12/01/14(b)		900	811,125
Targus Group International 6.45%-7.32%, 11/22/12(b)		902	726,409
Telesat Canada
5.57%-5.92%, 10/23/14(b)		107	101,731
0.00%, 10/23/14*		51	50,106
5.49%-5.90%, 10/23/14(b)		1,838	1,769,316
Texas Competitive Electric Holdings
6.234%-6.478%, 10/10/14(b)		744	688,458
5.948%-6.478%, 10/31/14(b)		796	736,300
Thomson Learning 4.98%, 7/05/14(b)		1,489	1,344,833
Travelport LLC
4.733%, 8/22/13(b)		445	396,862
4.947%, 8/22/13(b)		89	79,631
Trinidad Drilling 4.959%, 4/13/11(b)		978	919,633
Univision Communications, Inc. 4.733%-5.149%, 8/15/14(b)		1,500	1,230,000
Venetian Macau 5.06%, 2/01/12-7/15/12(b)		1,000	971,650
Vertafore, Inc. 8.388%, 1/31/13(b)		500	440,000
Visteon Corp. 7.194%, 5/31/13(b)		2,000	1,600,620
VML US Finance LLC 5.06%, 6/15/11(b)		750	729,098
West Corp. 4.858%-5.295%, 10/18/13(b)		988	901,588

ALLIANCEBERNSTEIN INCOME FUND •	27

Portfolio of Investments

		Shares or Principal Amount (000)	U.S. $ Value

Wide Open West Finance, LLC 5.149%-5.399%, 6/01/14(b)	U.S.$	2,500	$2,168,750

Total Bank Loans (cost $104,918,504)			94,512,003

INFLATION LINKED SECURITIES – 2.6%
Cayman Islands – 0.2%
Unibanco (Cayman) 8.70%, 2/11/10(a)(f)	BRL	5,068	2,998,169

United States – 2.4%
United States Treasury Inflation Index 2.375%, 4/15/11(a)(c)	U.S.$	46,324	49,085,617

Uruguay – 0.0%
Republic of Uruguay 3.70%, 6/26/37(a)	UYU	16,270	746,857

Total Inflation Linked Securities (cost $48,939,205)			52,830,643

SUPRANATIONALS – 1.3%
Supranationals – 1.3%
European Investment Bank Zero coupon, 9/12/08(a)(f)	BRL	11,103	6,552,568
5.625%, 6/07/32(a)	GBP	300	633,891
6.25%, 4/15/14(a)		115	233,916
Inter-American Development Bank 9.75%, 5/15/15(a)		56	137,795
International Bank Reconstruction & Development 9.75%, 8/02/10(a)	ZAR	19,540	2,350,652
International Finance Corp. 11.00%, 7/01/09(a)		140,580	17,627,260

Total Supranationals (cost $29,716,251)			27,536,082

GOVERNMENTS - SOVEREIGNS – 0.1%
Germany – 0.1%
Kreditanstalt fuer Wiederaufbau
4.75%, 12/07/12(a)	GBP	130	247,771
4.875%, 1/15/13(a)		300	575,063

			822,834

Spain – 0.0%
Kingdom of Spain 5.25%, 4/06/29(a)		109	211,614

Total Governments-Sovereigns (cost $1,049,492)			1,034,448

28	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

		Shares or Principal Amount (000)	U.S. $ Value

PREFERRED STOCK – 0.1%
Federal National Mortgage Association 8.25%(a) (cost $3,133,125)		125	$2,876,209

QUASI-SOVEREIGNS – 0.1%
Luxembourg – 0.0%
Russian Agricultural Bank 6.299%, 5/15/17(a)(f)	U.S.$	298	266,209

Malaysia – 0.1%
Petronas Capital, Ltd. 7.00%, 5/22/12(a)(f)		873	943,469

United States – 0.0%
Pemex Project Funding Master Trust 5.75%, 3/01/18(a)(f)		485	474,087

Total Quasi-Sovereigns (cost $1,704,808)			1,683,765

WARRANTS – 0.1%
Central Bank of Nigeria Warrants, expiring 11/15/20(i)		4,500	981,000
Republic of Venezuela Warrants, expiring 4/15/20(i)		1,785	– 0	–

Total Warrants (cost $0)			981,000

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.0%
Agency Fixed Rate – 0.0%
Government National Mortgage Association .75%, 11/16/45(a)(b) (Interest only) (cost $343,310)		6,143	255,223

SHORT-TERM INVESTMENT – 2.9%
Investment Companies – 2.9%
AllianceBernstein Fixed Income Shares, Inc.-Government STIF Portfolio(j) (cost $59,069,139)		59,069,139	59,069,139

Total Investments – 147.2% (cost $2,964,890,608)			3,006,834,786
Other assets less liabilities – (47.2)%			(963,775,251)

Net Assets – 100%			$2,043,059,535

ALLIANCEBERNSTEIN INCOME FUND •	29

Portfolio of Investments

CREDIT DEFAULT SWAP CONTRACTS (see Note C)

Swap Counterparty & Referenced Obligation	Notional Amount (000)	Interest Rate	Termination Date	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Lehman Brothers Qantas Airways Ltd. 5.125%, 6/20/13	$5,000	2.75%	3/20/16	$(257,208)

Sale Contracts:
Citibank N.A. Republic of Brazil 12.25%, 3/06/30	1,910	3.09	8/20/10	121,176
Citigroup Global Markets, Inc. Gazprom OAO 5.875-10.50% 4/25/07-4/28/34	10,000	1.04	10/20/10	(106,685)
Citigroup Global Markets, Inc. Republic of Philippines 10.625%, 3/16/25	3,360	4.95	3/20/09	100,364
JP Morgan Chase Gazprom OAO 5.875-10.50%, 4/25/07-4/28/34	1,380	1.04	10/20/10	(14,723)
JP Morgan Chase Petroleos De Venezuela SA 5.50%, 4/12/37	9,330	6.62	5/20/09	215,350

FINANCIAL FUTURES CONTRACTS (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at June 30, 2008	Unrealized Appreciation
Sold
U.S. T-Notes 10 Yr Futures	3354	September 2008	$382,302,888	$382,093,969	$208,919
U.S. T-Bonds 30 Yr Futures	129	September 2008	15,014,778	14,911,594	103,184

					$312,103

30	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Current Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
British Pound settling 8/11/08	15,656	$30,592,756	$31,084,071	$491,315
British Pound settling 8/11/08	3,111	6,111,053	6,175,694	64,641
British Pound settling 8/22/08	78	154,300	155,642	1,342
British Pound settling 8/28/08	1,399	2,743,895	2,773,648	29,753
British Pound settling 8/28/08	52	101,568	102,657	1,089
Canadian Dollar settling 8/13/08	29,872	29,648,088	29,276,059	(372,029)
Canadian Dollar settling 8/13/08	50,756	49,630,140	49,743,299	113,159
Canadian Dollar settling 8/22/08	313	316,895	306,285	(10,610)
Canadian Dollar settling 8/22/08	199	194,850	195,460	610
Euro settling 7/29/08	4,279	6,681,580	6,726,441	44,861
Euro settling 8/22/08	90	139,118	141,305	2,187
Mexican Peso settling 8/22/08	4,493	427,304	432,359	5,055
New Zealand Dollar settling 7/08/08	8,077	6,155,333	6,147,029	(8,304)
New Zealand Dollar settling 7/08/08	1,042	786,859	792,767	5,908
Norwegian Krone settling 8/12/08	388,613	74,064,457	75,963,179	1,898,722
Norwegian Krone settling 8/22/08	4,408	875,151	860,763	(14,388)
Polish Zloty settling 8/22/08	18	8,210	8,332	122
Singapore Dollar settling 8/01/08	30,000	22,020,126	22,083,321	63,195
Singapore Dollar settling 8/22/08	289	213,764	213,106	(658)
Swedish Krona settling 8/22/08	5,339	899,075	883,908	(15,167)
Swedish Krona settling 9/08/08	483,693	79,626,737	80,010,265	383,528
Swiss Franc settling 7/10/08	472	450,030	461,715	11,685
Swiss Franc settling 7/10/08	24,901	24,340,903	24,378,490	37,587
Swiss Franc settling 8/22/08	265	258,467	259,060	593
Sale Contracts:
Brazilian Real settling 7/02/08	57,545	35,050,745	35,877,537	(826,792)
British Pound settling 8/11/08	62,812	122,734,987	124,706,091	(1,971,104)
British Pound settling 8/28/08	136	267,070	269,462	(2,392)
British Pound settling 8/28/08	97	190,711	192,816	(2,105)
British Pound settling 8/28/08	51	99,665	100,849	(1,184)
Canadian Dollar settling 8/13/08	21,551	21,389,800	21,121,398	268,402
Euro settling 7/29/08	7,383	11,575,137	11,606,031	(30,894)
Euro settling 8/22/08	270	422,747	423,433	(686)
Japanese Yen settling 7/17/08	3,463,279	33,284,756	32,647,183	637,573
Japanese Yen settling 8/22/08	45,597	443,142	430,646	12,496
Japanese Yen settling 8/22/08	13,138	124,271	124,084	187
Mexican Peso settling 8/22/08	4,493	427,412	432,359	(4,947)
Mexican Peso settling 8/25/08	391,646	37,724,662	37,671,777	52,885
New Zealand Dollar settling 7/08/08	15,911	12,126,115	12,109,756	16,359
New Zealand Dollar settling 8/22/08	131	100,502	99,030	1,472
New Zealand Dollar settling 8/22/08	96	72,501	72,715	(214)
Polish Zloty settling 8/22/08	18	8,139	8,332	(193)
South African Rand settling 8/19/08	171,284	21,950,211	21,581,789	368,422
South African Rand settling 8/19/08	100,042	12,820,417	12,605,234	215,183
South African Rand settling 8/19/08	69,067	8,729,671	8,702,431	27,240
Swiss Franc settling 7/10/08	42,095	40,336,812	41,212,219	(875,407)
Swiss Franc settling 8/22/08	927	900,894	908,052	(7,158)

ALLIANCEBERNSTEIN INCOME FUND •	31

Portfolio of Investments

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Interest Rate	Maturity	Amount
Deutsche Bank Alex. Brown	1.850%	7/02/08	$56,756,641
Deutsche Bank Alex. Brown	1.770%	7/09/08	64,013,039
JP Morgan Chase	1.900%	7/09/08	87,647,533
JP Morgan Chase	2.050%	7/09/08	243,780,331
Merrill Lynch	1.970%	7/02/08	22,615,963
Merrill Lynch	2.000%	7/02/08	90,613,257
Merrill Lynch	2.000%	7/02/08	30,676,704

			$596,103,468

*	The position represents an unfunded loan commitment. Investments in unfunded loan commitments obligate the Fund to fund these commitments at the borrower’s discretion. At period end, the market value and unrealized loss of these unfunded loan commitments amounted to $104,709 and $(4,047), respectively. The coupon rate will be determined at the time of funding and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(a)	Positions, or portion thereof, with an aggregate market value of $781,723,837 have been segregated to collateralize open forward currency exchange contracts.

(b)	Variable rate coupon, rate shown as of June 30, 2008.

(c)	Positions, or portion thereof, with an aggregate market value of $1,371,562,801 have been pledged to collateralize the loan payable outstanding.

(d)	Positions, or portions thereof, with a market value of $598,046,321 have been segregated to collateralize reverse repurchase agreements.

(e)	Positions, or portions thereof, with a market value of $6,215,459 have been segregated to collateralize margin requirements for open futures contracts.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2008, the aggregate market value of these securities amounted to $136,653,189 or 6.7% of net assets.

(g)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(h)	Represents entire or partial position segregated as collateral for when issued and delayed delivery securities.

(i)	Non-income producing security.

(j)	Investment in affiliated money market fund.

Currency Abbreviations:

ARS – Argentive Peso

BRL – Brazilian Real

COP – Colombian Peso

DOP – Dominican Peso

EUR – Euro

GBP – British Pound

IDR – Indonesian Rupiah

MXN – Mexican Peso

MYR – Malaysian Ringgit

PEN – Peruvian Nuevo Sol

RUB – Russian Ruble

TRY – New Turkish Lira

U.S.$ – United States Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

Glossary of Terms:

ARMS – Adjustable Rate Mortgage Securities

CMBS – Commercial Mortgage Backed Securities

CMO – Collateralized Mortgage Obligations

See notes to financial statements.

32	• ALLIANCEBERNSTEIN INCOME FUND

Portfolio of Investments

FINANCIAL ACCOUNTING STANDARDS NO. 157

June 30, 2008 (unaudited)

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2008:

Level	Investments In Securities	Other Financial Instruments*
Level 1	$59,069,139	$312,103
Level 2	2,541,921,197	611,339
Level 3	405,844,450	58,274

Total	$3,006,834,786	$981,716

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments In Securities	Other Financial Instruments
Balance as of 12/31/07	$484,849,971	$	– 0	–
Accrued discounts /premiums	3,748,646		– 0	–
Realized gain (loss)	14,495,726		– 0	–*
Change in unrealized appreciation/depreciation	(35,309,899)		58,274
Net purchases (sales)	(50,873,320)		– 0	–
Net transfers in and/or out of Level 3	(11,066,674)		– 0	–

Balance as of 6/30/08	$405,844,450		$58,274

Net change in unrealized appreciation/depreciation from Investments still held as of 6/30/08	$(30,891,120)	$	– 0	–

*	The realized gain (loss) recognized during the period ended 6/30/08 for other financial instruments was $0.

ALLIANCEBERNSTEIN INCOME FUND •	33

Financial Accounting Standards No. 157

STATEMENT OF ASSETS & LIABILITIES

June 30, 2008 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,905,821,469)	$2,947,765,647
Affiliated issuers (cost $59,069,139)	59,069,139
Cash	601,769
Foreign cash, at value (cost $3,281,688)	3,292,265
Interest and dividends receivable	43,187,672
Unrealized appreciation of forward currency exchange contracts	4,755,571
Receivable for investment securities sold	2,900,800
Unrealized appreciation on credit default swap contracts	436,890

Total assets	3,062,009,753

Liabilities
Reverse repurchase agreements	596,103,468
Loan payable	400,000,000
Payable for investment securities purchased	15,328,952
Unrealized depreciation of forward currency exchange contracts	4,144,232
Advisory fee payable	1,103,797
Loan interest payable	905,483
Unrealized depreciation on credit default swap contracts	378,616
Payable for variation margin on futures contracts	306,375
Administrative fee payable	56,086
Dividends payable	4,023
Accrued expenses and other liabilities	619,186

Total liabilities	1,018,950,218

Net Assets	$2,043,059,535

Composition of Net Assets
Common stock, at par	$2,425,566
Additional paid-in capital	2,181,889,472
Undistributed net investment income	6,995,850
Accumulated net realized loss on investment and foreign currency transactions	(191,338,400)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	43,087,047

$2,043,059,535

Net Asset Value Per Share—300 million shares of common stock authorized, $.01 par value (based on 242,556,594 shares outstanding)	$8.42

See notes to financial statements.

34	• ALLIANCEBERNSTEIN INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2008 (unaudited)

Investment Income
Interest	$94,008,867
Dividends
Affiliated issuers	1,563,553
Unaffiliated issuers	211,097	$95,783,517

Expenses
Advisory fee (see Note B)	6,482,987
Custodian	354,461
Printing	191,958
Registration fees	103,122
Administrative	93,004
Transfer agency	66,120
Audit	57,049
Directors’ fees	24,848
Legal	15,398
Miscellaneous	40,223

Total expenses before interest expense	7,429,170
Interest expense	15,704,217

Total expenses		23,133,387

Net investment income		72,650,130

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		11,510,241
Futures contracts		(7,157,038)
Swap contracts		273,615
Foreign currency transactions		14,065,898
Net change in unrealized appreciation/depreciation of:
Investments		(71,471,478)
Futures contracts		1,038,624
Swap contracts		572,770
Foreign currency denominated assets and liabilities		(2,157,254)

Net loss on investment and foreign currency transactions		(53,324,622)

Contribution from Adviser (see Note B)		1,062

Net Increase in Net Assets from Operations		$19,326,570

See notes to financial statements.

ALLIANCEBERNSTEIN INCOME FUND •	35

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2008 (unaudited)		Year Ended December 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$72,650,130		$138,569,624
Net realized gain on investment and foreign currency transactions	18,692,716		73,217,462
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(72,017,338)		32,360,445
Contribution from Adviser (see Note B)	1,062		– 0	–

Net increase in net assets from operations	19,326,570		244,147,531
Dividends to Shareholders from
Net investment income	(60,639,149)		(176,652,954)
Common Stock Transactions
Shares issued in connection with the acquisition of ACM Government Opportunity Fund, Inc.	– 0	–	109,545,622	(a)

Total increase (decrease)	(41,312,579)		177,040,199
Net Assets
Beginning of period	2,084,372,114		1,907,331,915

End of period (including undistributed/(distributions in excess of) net investment income of $6,995,850 and ($5,015,131), respectively)	$2,043,059,535		$2,084,372,114

(a)	Net of $3,363 paid to shareholders in lieu of fractional shares.

See notes to financial statements.

36	• ALLIANCEBERNSTEIN INCOME FUND

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Six Months Ended June 30, 2008 (unaudited)

Increase (Decrease) in Cash from Operating Activities:
Interest and dividends received	$93,242,223
Interest expense paid	(16,675,094)
Operating expenses paid	(7,314,740)

Net increase in cash from operating activities		$69,252,389
Investing Activities:
Purchases of long-term investments	(446,656,695)
Proceeds from disposition of long-term investments	458,595,521
Purchase of short-term investments, net	81,044,539
Proceeds from swap contracts	273,615
Variation margin paid on futures contracts	(7,715,336)
Realized currency losses on foreign forward currency contracts closed	(2,588,649)

Net increase in cash from investing activities		82,952,995
Financing Activities:
Cash dividends paid	(93,015,627)
Effect of exchange rate on cash	1,753,403
Decrease in reverse repurchase agreements	(62,748,749)
Net decrease in cash from financing activities		(154,010,973)

Net decrease in cash		(1,805,589)
Cash at beginning of period		5,699,623

Cash at end of period		$3,894,034

Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Net increase in net assets from operations		$19,325,508
Adjustments:
Increase in interest and dividends receivable	$5,208,788
Accretion of bond discount and amortization of bond premium	(7,750,082)
Decrease in interest payable	(970,877)
Increase in accrued expenses	114,430
Net realized gain on investment and foreign currency transactions	(18,692,716)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	72,017,338

Total adjustments		49,926,881

Net increase in cash from operating activities		$69,252,389

See notes to financial statements

ALLIANCEBERNSTEIN INCOME FUND •	37

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

June 30, 2008 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other

38	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

ALLIANCEBERNSTEIN INCOME FUND •	39

Notes to Financial Statements

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

6. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement (the “Advisory Agreement”), the Fund pays the Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30 of 1% of the Fund’s average weekly net assets up to $250 million, 1/12th of .25 of 1% of the Fund’s average weekly net assets in excess of $250 million, and 4.75% of the Fund’s daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options and futures contracts less interest on money borrowed by the Fund) accrued by the Fund during the month (the “Income Component”). However, such monthly advisory fee shall not exceed in the aggregate 1/12th of .80% of the Fund’s average weekly net assets during the month (approximately .80% on an annual basis). Prior to February 12, 2007 the advisory fee could not exceed in the aggregate 1/12th of .95% of the Fund’s average weekly net assets during the month (approximately .95% on an annual basis).

During the six months ended June 30, 2008, the Adviser reimbursed the Fund $1,062 for trading losses incurred due to a trade entry error.

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the

40	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the six months ended June 30, 2008, there was no reimbursement paid to ABIS.

Pursuant to the Advisory agreement, the Fund paid $93,004 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended June 30, 2008.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. AllianceBernstein Fixed-Income Shares, Inc. - Prime STIF Portfolio, also an open-end management investment company managed by the Adviser and which had been offered as a cash management option, ceased operations on February 29, 2008. A summary of the Fund transactions in shares of the Government STIF Portfolio and Prime STIF Portfolio for the six months ended June 30, 2008 is as follows:

	Market Value December 31, 2007 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value June 30, 2008 (000)
Government STIF	$	– 0	–	$489,871	$430,802	$29	$59,069
Prime STIF		50,297		224,488	274,785	1,535	– 0	–

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended June 30, 2008 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$298,214,426	$289,163,049
U.S. government securities	161,689,137	107,403,819

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$127,155,775
Gross unrealized depreciation	(85,211,597)

Net unrealized appreciation	$41,944,178

ALLIANCEBERNSTEIN INCOME FUND •	41

Notes to Financial Statements

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

42	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

3. Option Transactions

For hedging purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the six months ended June 30, 2008, the Fund had no transactions in written options.

4. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure

ALLIANCEBERNSTEIN INCOME FUND •	43

Notes to Financial Statements

of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of January 1, 2004, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon termination of swap contracts on the statement of operations. Prior to January 1, 2004, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap (“Buy Contract”) or provide credit protection on the referenced obligation of the credit default swap (“Sale Contract”). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the “Notional Amount”) and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract (“Maximum Payout Amount”). During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At June 30, 2008, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $25,980,000, with net unrealized appreciation of $315,482, and terms of less than one year to 3 years, as reflected in the portfolio of investments.

44	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. As of June 30, 2008, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty of certain Sale Contracts outstanding.

5. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

6. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the six months ended June 30, 2008, the Fund did not earn drop income.

7. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the six months ended June 30, 2008, the average amount of reverse repurchase agreements outstanding was $598,901,768 and the daily weighted average annualized interest rate was 2.44%.

ALLIANCEBERNSTEIN INCOME FUND •	45

Notes to Financial Statements

NOTE D

Common Stock

During the six months ended June 30, 2008 and the year ended December 31, 2007, the Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the “Lending Agent”). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Fund can at will terminate a loan and regain the right to vote upon receipt of the security. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower’s failure to return a loaned security when due. As of June 30, 2008, the Fund had no securities out on loan. For the six months ended June 30, 2008, the Fund earned fee income of $180 which is included in interest income in the accompanying statement of operations.

NOTE F

Bank Borrowing

The Fund participates in a credit facility for a commercial paper asset securitization program with Societe Generale (“SG”) as Administrative Agent, and Barton Capital Corporation (“Barton”) as lender. The credit facility expires on August 8, 2012 and has a maximum limit of $400 million. Under the SG Program, Barton will fund advances to the Fund through the issuance of commercial paper rated A-1+ by Standard & Poor’s Ratings Services and P-1 by Moody’s Investors Service, Inc. The collateral value must be at least 171% of outstanding borrowings. The borrowings under the SG program are secured by the pledging of the Fund’s portfolio securities as collateral. The interest rate on the Fund’s borrowings is based on the interest rate carried by the commercial paper. The weighted average annual interest rate was 3.73% and the average borrowing was $400,000,000 for the six months. At June 30, 2008, the interest rate in effect was 3.20% and the amount of borrowings outstanding was $400,000,000.

46	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk — Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economics of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Currency Risk — This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments in securities denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Leverage Risk — The Fund participates in a credit facility for the purpose of utilizing investment leverage. The Fund may utilize additional leverage through the investment techniques of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund.

ALLIANCEBERNSTEIN INCOME FUND •	47

Notes to Financial Statements

The effect of leverage can produce higher shareholder returns than if the Fund were not leveraged, and the use of leverage techniques can add to the net asset value (NAV) of the Common Stock. However, the risks of such techniques are potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in the currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. The Fund maintains asset coverage of at least 300% with respect to borrowings.

To the extent that the current interest rate on the Fund’s indebtedness approaches the net return on the leveraged portion of the Fund’s investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund’s NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund’s current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending December 31, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 were as follows:

	2007	2006
Distributions paid from:
Ordinary income	$176,652,954	$141,066,107

Total taxable distributions	176,652,954	141,066,107

Total distributions paid	$176,652,954	$141,066,107

48	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

As of December 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$28,096,812
Accumulated capital and other losses	(205,256,320	)(a)
Unrealized appreciation/(depreciation)	77,217,646	(b)

Total accumulated earnings/(deficit)	$(99,941,862)

(a)

On December 31, 2007, the Fund had a net capital loss carryforward of $198,507,153 of which $8,878,672 expires in the year 2008, $48,113,872 expires in the year 2009, $137,668,099 expires in the year 2010 and $3,846,510 expires in the year 2014. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund’s merger with ACM Government Securities Fund, ACM Government Spectrum Fund, and ACM Government Opportunity Fund may apply. During the fiscal year, the Fund utilized capital loss carryforwards of $2,607,576. In addition the Fund had $63,751,309 of capital loss carryforward which expired in the fiscal year ended December 31, 2007. For the year ended December 31, 2007, the Fund deferred losses on straddles of $3,430,828. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund deferred to January 1, 2008, post October capital loss of $3,318,339.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the realization for tax purposes of unrealized gains and losses on certain derivative instruments and the difference between book and tax treatment of swap income.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and

ALLIANCEBERNSTEIN INCOME FUND •	49

Notes to Financial Statements

centralizing all of the mutual funds involving market and late trading in the District of Maryland.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser’s ability to perform advisory services relating to the Fund.

NOTE J

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On June 29, 2007, the Fund implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund’s financial statements.

50	• ALLIANCEBERNSTEIN INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Six Months Ended June 30, 2008 (unaudited)	Year Ended December 31,
2007	2006	2005	2004(a)	2003

Net asset value, beginning of period	$ 8.59	$ 8.31	$ 8.25	$ 8.27	$ 8.39	$ 7.91

Income From Investment Operations
Net investment income(b)	.30	.57	.60	.66	.67	.76
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.22)	.44	.08	– 0	–	(.01)	.59

Net increase in net asset value from operations	.08	1.01	.68	.66	.66	1.35

Less: Dividends
Dividends from net investment income	(.25)	(.73)	(.62)	(.68)	(.78)	(.87)

Net asset value, end of period	$ 8.42	$ 8.59	$ 8.31	$ 8.25	$ 8.27	$ 8.39

Market value, end of period	$ 8.14	$ 8.05	$ 8.14	$ 8.28	$ 8.16	$ 8.58

Premium/(Discount)	(3.33)%	(6.29)%	(2.05)%	.36%	(1.33)%	2.26%
Total Return
Total investment return based on:(c)
Market value	4.20%	8.01%	6.10%	10.18%	4.63%	12.50%
Net asset value	1.01	%*	12.89	%*	8.71%	8.32%	8.44%	17.66%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,043,060	$2,084,372	$1,907,332	$1,889,926	$1,888,272	$1,904,853
Ratio to average net assets of:
Expenses	2.23	%(d)	3.35%	3.47%	2.46%	1.66%	1.67%
Expenses, excluding interest expense(e)	.72	%(d)	.71%	.74%	.79%	.98%	1.10%
Net investment income	7.01	%(d)	6.74%	7.35%	7.99%	8.27%	9.28%
Portfolio turnover rate	13%	90%	177%	160%	139%	276%
Asset coverage ratio	580%	589%	529%	443%	492%	559%
Bank borrowing outstanding (in millions)	$400	$400	$400	$400	$400	$400

ALLIANCEBERNSTEIN INCOME FUND •	51

Financial Highlights

(a)	As of January 1, 2004, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to January 1, 2004, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended December 31, 2004, was to decrease net investment income per share and increase net realized and unrealized gain (loss) on investment transactions. The effect on the per share amounts was less than $0.005. The ratio of net investment income to average net assets was decreased by 0.02%

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning of the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Excludes net interest expense of 1.51%, 2.64%, 2.73%, 1.67%, .68% and .57%, respectively, on borrowings (see Notes C and F).

*	Includes the impact of proceeds received and credited to the Fund resulting from the class action settlements, which enhanced the Fund’s performance by .33% and 1.69% for the six months ended June 30, 2008 and for the year ended December 31, 2007, respectively.

52	• ALLIANCEBERNSTEIN INCOME FUND

Financial Highlights

SUPPLEMENTAL PROXY INFORMATION

The Annual Meeting of Stockholders of the AllianceBernstein Income Fund, Inc. was held on March 28, 2008 and each proposal was approved by stockholders.

A description of each proposal and number of shares voted at the meeting are as follows:

		Voted For	Abstain/ Authority Withheld
1. To elect Class Two Directors:
(term expires in 2011)	William H. Foulk, Jr.	208,946,784	4,134,306
	D. James Guzy	208,920,492	4,160,598
	David H. Dievler	209,027,731	4,053,359

2. To elect Class Three Director:
(term expires in 2009)	Garry L. Moody	209,017,389	4,063,701

ALLIANCEBERNSTEIN INCOME FUND •	53

Supplemental Proxy Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman	D. James Guzy(1)
Marc O. Mayer, President and Chief Executive Officer John H. Dobkin(1) Michael J. Downey(1)	Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Gershon Distenfeld(2), Vice President

Michael L. Mon, Vice President

Douglas J. Peebles(2), Vice President

Kewjin Yuoh(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Vincent S. Noto, Controller

Administrator(3)

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, NY 10105

Dividend Paying Agent, Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The most significant responsibility for the day-to-day management of and investment decisions for the Fund’s portfolio are made by a team of investment professionals consisting of Messrs. DeNoon, Distenfeld, Peebles and Yuoh.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of AllianceBernstein Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications—As required, on April 28, 2008, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violations of the NYSE’s Corporate Governance listing standards. The Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the reporting period.

54	• ALLIANCEBERNSTEIN INCOME FUND

Board of Directors

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund’s shares is available from the Fund’s Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

The Fund’s NYSE trading symbol is “ACG.” Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called “Closed-End Bond Funds.”

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund Shares through the Plan Agent. If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.

ALLIANCEBERNSTEIN INCOME FUND •	55

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

56	• ALLIANCEBERNSTEIN INCOME FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN INCOME FUND •	57

NOTES

58	• ALLIANCEBERNSTEIN INCOME FUND

NOTES

ALLIANCEBERNSTEIN INCOME FUND •	59

NOTES

60	• ALLIANCEBERNSTEIN INCOME FUND

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

ALLIANCEBERNSTEIN INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ACMI-0152-0608

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Income Fund, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	August 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	August 25, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	August 25, 2008